UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of the earliest event reported): May 23, 2018

Green Bancorp, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Texas	001-36580	42-1631980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4000 Greenbriar
Houston, Texas 77098
(Address of Principal Executive Offices) (Zip Code)
(713) 275 - 8220
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check-mark whether registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01. Other Events.

On May 23, 2018, Green Bancorp, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”), among the Company, the several selling stockholders listed on Schedule II thereto (the “Selling Stockholders”) and Barclays Capital Inc. (the “Underwriter”), relating to the sale by the Selling Stockholders of an aggregate of 2,000,000 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at a price of $22.80. The offering was completed on May 29, 2018. The Company did not receive any proceeds from the sale of the Common Stock by the Selling Stockholders.

In connection with the Underwriting Agreement, the Selling Stockholders have granted the Underwriter an option to purchase up to an additional 300,000 shares of Common Stock. The Underwriting Agreement contains customary representations, warranties, agreements of the Company and the Selling Stockholders and customary conditions to closing. It also provides for customary indemnification of the Underwriter against certain liabilities, including certain liabilities under the Securities Act of 1933, as amended.

The offering was made pursuant to a preliminary prospectus supplement, dated May 23, 2018, a final prospectus supplement, dated May 23, 2018, and the base prospectus dated January 19, 2018, each filed with the Securities and Exchange Commission, relating to the Company's registration statement on Form S-3 (File No. 333-222199), as amended by Amendment No. 1 thereto.

The foregoing description of the terms of the Underwriting Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Underwriting Agreement, which is filed herewith as Exhibit 1.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated May 23, 2018, among Green Bancorp, Inc., Barclays Capital Inc. and the Selling Stockholders listed on Schedule II thereto.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Green Bancorp, Inc.

Date: May 29, 2018	/s/ Terry S. Earley
Terry S. Earley
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated May 23, 2018, among Green Bancorp, Inc., Barclays Capital Inc. and the Selling Stockholders listed on Schedule II thereto.